EXHIBIT 10.18

THIS DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.



                                    DEBENTURE

                              COINLESS SYSTEMS INC.

                            5% CONVERTIBLE DEBENTURE

                                DUE MAY ___, 2004


No.  ___                                                          $__________

      This Debenture is issued by COINLESS SYSTEMS INC., a Nevada corporation (the "COMPANY"), to ____________________________ (together with its permitted successors and assigns, the "HOLDER") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

                                   ARTICLE I.

      SECTION 1.01 PRINCIPAL AND INTEREST. For value received, on May ___, 2002, the Company hereby promises to pay to the order of the Holder in lawful money of the United States of America and in immediately available funds the principal sum of __________________(US $________), together with interest on the unpaid principal of this Debenture at the rate of five percent (5%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid. At the Company's option, the entire principal amount and all accrued interest shall be either (a) paid to the Holder on the second
(2nd) year  anniversary from the date hereof or (b) converted in accordance with
Section 1.02 herein.

      SECTION 1.02 OPTIONAL CONVERSION. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "CONVERSION SHARES") of the Company's common stock, par value $0.001 per share ("COMMON STOCK"), at the price per share (the "CONVERSION PRICE") equal to either (a) an amount equal to one hundred twenty percent (120%) of the closing bid price of the Common Stock as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. (the "CLOSING BID PRICE") as of the date hereof, or (b) an amount equal to eighty percent (80%) of the average of the three (3) lowest Closing Bid Prices of the Common Stock for the five (5) trading days immediately preceding the Conversion Date (as defined herein). Subparagraphs (a) and (b) above are individually referred to as a "CONVERSION PRICE". As used herein, "PRINCIPAL MARKET" shall mean The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price shall mean, the reported Closing Bid Price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of EXHIBIT "A" to this Debenture, with appropriate insertions (the "CONVERSION NOTICE"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "CONVERSION DATE") shall be deemed to be the date set forth in the Conversion Notice.

      SECTION 1.03 RESERVATION OF COMMON STOCK. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty
(60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

      SECTION 1.04 REGISTRATION RIGHTS. The Company is obligated to register the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement, between the Company and the Holder of even date herewith (the "INVESTOR REGISTRATION RIGHTS AGREEMENT").

      SECTION 1.05 INTEREST PAYMENTS. The interest so payable will be paid at the time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Company, in its sole discretion, may elect to pay interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in
Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

      SECTION 1.06 PAYING AGENT AND REGISTRAR. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

      SECTION 1.07 SUBORDINATED NATURE OF DEBENTURE. This Debenture and all payments hereon, including principal or interest, shall be subordinate and junior in right of payment to all accounts payable of the Company incurred in the ordinary course of business and/or bank debt of the Company not to exceed $250,000.

                                  ARTICLE II.

      SECTION 2.01 AMENDMENTS AND WAIVER OF DEFAULT. The Debenture may be amended with the consent of the Holder. Without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company obligations to the Holder or to make any change that does not adversely affect the rights of the Holder.

                                  ARTICLE III.

      SECTION 3.01 EVENTS OF DEFAULT. An Event of Default is defined as follows:
(a) failure by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this Debenture; (b) failure by the Company to comply with the terms of the Irrevocable Transfer Agent Instructions attached to the Securities Purchase Agreement; (c) failure by the Company's transfer agent to issue Common Stock to the Holder within ten (10) days of the Company's receipt of the attached Notice of Conversion from Holder; (d) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (e) events of bankruptcy or insolvency; (f) a breach by the Company of its obligations under the Securities Purchase Agreement or the Investor Registration Rights Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof.

      SECTION 3.02 FAILURE TO ISSUE  UNRESTRICTED  COMMON STOCK. As indicated in
Article III Section 3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder accelerated full repayment of all debentures outstanding. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

                                  ARTICLE IV.

      SECTION 4.01 RIGHTS AND TERMS OF CONVERSION. This Debenture, in whole or in part, may be converted at any time following the date of closing, into shares of Common Stock at a price equal to the Conversion Price as described in Section
1.02 above.

      SECTION 4.02 RE-ISSUANCE OF DEBENTURE. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

      SECTION 4.03 TERMINATION OF CONVERSION RIGHTS. The Holder's right to convert the Debenture into the Common Stock in accordance with paragraph 4.01 shall terminate on the date that is the second (2nd) year anniversary from the date hereof and this Debenture shall be automatically converted on that date in accordance with the formula set forth in Section 4.01 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.

                                   ARTICLE V.

      SECTION 5.01 ANTI-DILUTION. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

      SECTION 5.02 CONSENT OF HOLDER TO SELL COMMON STOCK. Except for the Equity Line of Credit Agreement dated the date hereof between the Company and Cornell Capital Partners, LP. so long as any of the principal of or interest on this Note remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, or (iii) file any registration statement on Form S-8.

                                  ARTICLE VI.

      SECTION 6.01 NOTICE. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:          Coinless Systems Inc.
                                3720 West Oquendo Road, Suite 101
                                Las Vegas, NV  89118
                                Attention:  Dennis W. Sorenson
                                            President and CEO
                                Telephone:  (702) 891-9195
                                Facsimile:  (702) 891-9196

With a copy to:                 Kirkpatrick & Lockhart LLP
                                201 South Biscayne Boulevard - Suite 2000
                                Miami, FL  33131-2399
                                Attention:  Clayton E. Parker, Esq.
                                Telephone:  (305) 539-3300
                                Facsimile:  (305) 358-7095

If to the Holder:               _______________________________
                                _______________________________
                                _______________________________

With a copy to:                 Butler Gonzalez LLP
                                1000 Stuyvesant Avenue - Suite 6
                                Union, NJ 07083
                                Attention:  David Gonzalez, Esq.
                                Telephone:  (908) 810-8588
                                Facsimile:  (908) 810-0973

      SECTION 6.02 GOVERNING LAW. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of Nevada without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS to the bringing of any such proceeding in such jurisdictions.

      SECTION 6.03 SEVERABILITY. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

      SECTION 6.04 ENTIRE AGREEMENT AND AMENDMENTS. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

      SECTION 6.05 COUNTERPARTS. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                         COINLESS SYSTEMS INC.

                                         By:__________________________________
                                         Name:  Dennis W. Sorenson
                                         Title: President and CEO

                                   EXHIBIT "A"
                                   -----------

                              NOTICE OF CONVERSION
                              --------------------

           (TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT THE NOTE)



TO:

      The undersigned hereby irrevocably elects to convert $_________________ of the principal amount of the above Note into Shares of Common Stock of Coinless Systems Inc., according to the conditions stated therein, as of the Conversion Date written below.


CONVERSION DATE:                ________________________________________________

APPLICABLE CONVERSION PRICE:    ________________________________________________

SIGNATURE:                      ________________________________________________

NAME:                           ________________________________________________

ADDRESS:                        ________________________________________________

AMOUNT TO BE CONVERTED: $       ________________________________________________

AMOUNT OF DEBENTURE
UNCONVERTED: $                  ________________________________________________

CONVERSION PRICE PER SHARE: $   ________________________________________________

NUMBER OF SHARES OF COMMON
STOCK TO BE ISSUED:             ________________________________________________

PLEASE ISSUE THE SHARES
OF COMMON STOCK IN THE
FOLLOWING NAME AND TO THE
FOLLOWING ADDRESS:              ________________________________________________

ISSUE TO:                       ________________________________________________

AUTHORIZED SIGNATURE:           ________________________________________________

NAME:                           ________________________________________________

TITLE:                          ________________________________________________

PHONE NUMBER:

BROKER DTC PARTICIPANT CODE:    ________________________________________________

ACCOUNT NUMBER:                 ________________________________________________



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